Amendment to the License Agreement
Between K2 Biolabs and Ponce Therapeutics

This Amendment (the "Amendment") to the License Agreement dated 10/07/2021 (the "Original Agreement"), K2 Biolabs, LLC., a Delaware limited liability company, as Licensor (the "Licensor"), and FibroBiologics, Inc., a Texas LLC, as Licensee (the "Licensee"), and is effective on July 1st, 2022 (the "Effective Date").

WHEREAS, the parties desire to enter into an agreement to amend the Original Agreement to increase the amount of the Premises designated as Dedicated Space, the License Fee, and the security deposit as described in the Original Agreement.

WHEREAS, unless otherwise specified herein, the parties desire for the Original Agreement to continue in full force and effect under the same terms and conditions as outlined therein.

NOW, THEREFORE in consideration of the mutual covenants, conditions, and terms contained herein and for the good and valuable consideration, the parties agree as follows:

The parties agree to modify the Original Agreement as follows:

1. The License Fee as described in Article 2.1 of the Original Agreement will increase from "$3,650" to "$6,350". The security deposit shall remain equal to two (2) monthly payments of the License Fee as specified in Article 2.5 of the Original Agreement. Therefore, the security deposit will increase from "$7,300" to "$12,700," and the Licensee agrees to pay to the Licensor the difference between the amended and the original security deposit amount upon execution of this Amendment.

2. The Term as described in Article 5.8 of the Original Agreement will be extended for six (6) months after the new Effective Date of July 1st, 2022 to January 1st, 2023.

3. The Dedicated Space shall be increased from "Office(s): 1 = $2,000/month; Cube(s): 0; Lab Bench(es): 1 = $1,650/month" as described in Exhibit A of the Original Agreement to "Office(s): 1 = $2,000/month; Cube(s): 1 = $1,050/month; Lab Bench(es): 2 = $3,300/month"

All other provisions of the Original Agreement remain unchanged and in full force and effect (including the Original Agreement's Effective Date and the License Term).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the Effective Date.

FibroBiologics, LLC.

By: [signature]

Name: PETE OHEERON
Title: President & CEO

K2 BIOLABS, LLC.

DocuSigned by:
By: Kieron Jones
A591BA3705CE45B...

Name: Kieron Jones
Title: President & CEO

Exhibit A



CONCRETE ENTRANCE
FLOW 2
COMMON
CELL
CULTURE
ANALYTICAL
ELECTROPHORESIS
FLOW 1
HISTOLOGY
SOLUTION
PREP.
DOCK-A